UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2014 (August 28, 2014)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                             Entry into a Material Definitive Agreement.

On August 28, 2014, EQT Corporation (“EQT”), through an indirect, wholly owned subsidiary, entered into the First Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC (“LLC Agreement”), a joint venture (“Joint Venture”) with an affiliate of NextEra Energy, Inc. (“NextEra”). The Joint Venture was formed to construct, own and operate an approximately 330-mile interstate natural gas pipeline and related facilities, known as the Mountain Valley Pipeline (“MVP”), expected to extend from a third-party plant in Smithfield, West Virginia to a third-party pipeline station in Chatham, Virginia. The in-service date for the MVP is expected during the fourth quarter 2018.  The MVP project has commitments from entities, including a subsidiary of EQT, totaling 1,500,000 Dth per day of transportation capacity for 20-year terms.

EQT holds a majority membership interest in the Joint Venture and is committed to contributing capital, proportionate to its membership interest, to fund the development and construction of the MVP project, which is expected to occur over the next four years. Commencement of the construction of the MVP project is subject to the approval of (i) the tariff for the MVP by the Federal Energy Regulatory Commission, (ii) the boards of directors of EQT and NextEra, and (iii) the construction budget by the Joint Venture partners.

A wholly owned subsidiary of EQT will also act as the operator of the MVP pursuant to a Construction, Operation and Management Agreement, dated August 28, 2014 (“COM Agreement”). Pursuant to the COM Agreement, the operator will be reimbursed for costs and expenses incurred by it in connection with the performance of its services thereunder, including those services related to the construction, ownership and operation of the MVP.

The above summary does not purport to be a complete description of the LLC Agreement and is qualified in its entirety by the contents of the LLC Agreement, a copy of which will be filed as an exhibit to EQT’s quarterly report on Form 10-Q for the quarter ending September 30, 2014.

CAUTIONARY STATEMENTS

Disclosures in this Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended.  Statements that do not relate strictly to historical or current facts are forward-looking.  Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include the expectations of plans, strategies, objectives and growth, and anticipated financial and operational performance of EQT and its subsidiaries; including guidance regarding the proposed MVP and Joint Venture, such as the projected length of the MVP; the MVP’s expected interconnections with facilities and pipelines; existing customer commitments; the timing of development and construction for the MVP; the expected in-service date for the MVP; and the ability to obtain regulatory and other approvals for the MVP and the Joint Venture on the proposed terms and schedule. The forward-looking statements included in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and are beyond EQT’s control. The risks and uncertainties that may affect the operations, performance, and results of EQT’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” of EQT’s Form 10-K for the year ended December 31, 2013, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: September 2, 2014	By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer